UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2007

Solomon Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50532	52-1812208
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 L & R Industrial Boulevard
Tarpon Springs, Florida 34689
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (727) 934-8778

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements:

Some of the statements in this report are forward-looking statements that involve risks and uncertainties. These forward-looking statements include statements about our plans, objectives, expectations, intentions and assumptions that are not statements of historical fact. You can identify these statements by the following words:

- “may”
- “will”
- “should”
- “estimates”
- “plans”
- “expects”
- “believes”
- “intends”

and similar expressions. We cannot guarantee our future results, performance or achievements. Our actual results and the timing of corporate events may differ significantly from the expectations discussed in the forward-looking statements. You are cautioned not to place undue reliance on any forward-looking statements. Potential risks and uncertainties that could affect our future operating results include, but are not limited to, the risks described in our Annual Report on Form 10-KSB for the year ended December 31, 2006.

Item 3.02.     Unregistered Sales of Equity Securities

On June 4, 2007, the Company issued options to purchase 40,000 shares of Common Stock under its Amended and Restated 2003 Stock Option Plan (the “Plan”) to each of Peter W. DeVecchis, Jr., Anthony Intino, II, Allison Bertorelli and Mariano Moran and options to purchase 100,000 shares of Common Stock under the Plan to Samuel F. Occhipinti. All of the options have an exercise price of $0.22 per share.

On July 13, 2007, the Company issued 150,000 shares of common stock, par value $.001 per share (“Common Stock”), to each of its non-employee directors: Jonathan Betts, Duane Crisco, Kenneth Przysiecki, Thomas Kell and Shannon LeRoy, in consideration of their services as directors. Also on July 13, 2007, the Company issued 50,000 shares of Common Stock to Glen Wegner, the chairman of the Company’s advisory board, in consideration of his agreement to serve in such capacity.

The sales of these securities were determined to be exempt from registration under Section 4(2) of the Securities Act of 1933 as transactions by an issuer not involving a public offering.

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 13, 2007, the board of directors of the Company (the “Board”) expanded the Board to seven directors and elected Shannon LeRoy as a director to fill the vacancy on the Board. The Board believes that Mr. LeRoy qualifies as independent under NASDAQ Marketplace Rule 4200.

On July 13, 2007, the Board adopted a 2007 Non-Employee Director Compensation Plan pursuant to which
•	all non-employee directors of the Company received a one-time grant of 150,000 restricted shares of Common Stock, subject to a 60 day holding period; and
•	all non-employee directors serving on committees of the Board of Directors will receive compensation equal to $10,000 per year, payable in cash.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLOMON TECHNOLOGIES, INC.
(Registrant)

Dated: August 9, 2007	By:	/s/ Gary G. Brandt
Gary G. Brandt
Chief Executive Officer